UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 26, 2006


                         OCEAN WEST HOLDING CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-49971               71-087-6958
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                 26 Executive Park, Suite 250, Irvine, CA 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

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Item 2.03(a) Creation of a Direct Financial Obligation or an Obligation under an
             Off- Balance Sheet Arrangement of a Registrant.

      As of January 26, 2006, Ocean West Holding Corporation (the "Company") had completed $250,000 of a bridge loan (the "Bridge Loan") of up to $500,000 from two lenders, one of whom is Sandro Sordi, a director of the Company, and the second an unaffiliated entity, both of whom are accredited investors as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. The Bridge Loan is evidenced by 10% subordinated promissory notes due 60 days from the date of issuance. A copy of the form of the promissory note is attached hereto as Exhibit 4.1. An aggregate of 50,000 warrants shall be issued to the lenders once the entire $500,000 loan is completed, as well as 25,000 warrants to the selling agent for the Bridge Loan. A copy of the form of warrant is attached hereto as Exhibit 4.2. The warrants are all exercisable through January 31, 2011 at $2.00 per share (the closing bid price of the Company on January 12, 2006).

      The securities sold in this offering and those to be offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report is not used for the purpose of conditioning the market in the U.S. for any of the securities offered.

Item 9.01   Financial Statements and Exhibits

      (d)   Exhibits.

Number      Description
------      -----------

4.1 Form of 10% Subordinated Promissory Note of Ocean West Holding Corporation dated January 17, 2006 (one of two identical notes each in the amount of $250,000).

4.2 Form of Common Stock Purchase Warrant of Ocean West Holding Corporation dated January 17, 2006 (one of two identical warrants each in the amount of 25,000 Shares).















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 30, 2006

                                            OCEAN WEST HOLDING CORPORATION


                                            By: /s/ Darryl Cohen
                                                ------------------------------
                                                Darryl Cohen
                                                Chief Executive Officer




























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